UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER: 811-21484
EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER: Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200
DATE OF FISCAL YEAR END: October 31, 2007
DATE OF REPORTING PERIOD: November 1, 2006 through October 31, 2007

ITEM 1. REPORTS TO SHAREHOLDERS
Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).
Calamos Strategic Total Return Fund (CSQ) Annual Report October 31, 2007

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Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.
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800.582.6959	Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.
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Letter to Shareholders
Dear Fellow Shareholders:
Thank you for your investment in Calamos Strategic Total Return Fund (CSQ). Enclosed is the Fund’s annual report for the year ended October 31, 2007. We welcome this opportunity to communicate with you and recommend that you carefully review this report.
At Calamos, we have been successfully blending asset classes in portfolios for the past 20 years in order to manage risk and enhance returns through full market cycles—and to preserve capital during down markets. In guiding the Fund through the recent market turmoil brought on by the credit crisis, we believe that we once again proved the mettle of our time-tested discipline. The Fund’s selection of stock contributed gains across sectors, while its portfolio of convertible securities added to return and also provided a measure of downside protection in periods when equities declined. Because of its equity sensitivity, the Fund wasn’t encumbered by many of the difficulties that faced the fixed-income market and finished the fiscal year with solid gains in both its market price (up 6.49%) and net asset value (up 16.33%). In addition, the Fund continued to deliver a level monthly distribution throughout the 12-month period.
We encourage you to stay informed on a continual basis by visiting www.calamos.com for timely fund performance, portfolio details and market commentary. At our website, you can also sign up for e-delivery to receive important shareholder communications long before the printed copies get mailed.
Thank you for the continued confidence you have placed in our team, our investment process and Calamos Closed-End Funds. We will do our utmost to continue earning your trust and look forward to serving your long-term investment goals.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

Letter to Shareholders	Strategic Total Return Fund ANNUAL REPORT	1

Economic and Market Review
     For the latest market and economic outlook, please visit our website at www.calamos.com and select the “Individual Investors” link.
Good global growth, corporate profitability and largely contained inflation provided ongoing support for the investment markets throughout the period. U.S. stocks posted a solid return of 14.56%, as measured by the S&P 500 Index,1 while the CS High Yield Index2 climbed 7.72%. Convertible securities, which blend characteristics of stocks and bonds, landed in the middle, with the Value Line Convertible Index3 gaining 11.05%. Against this backdrop, Calamos Strategic Total Return Fund returned 16.33% at net asset value.
However, the economic landscape was also characterized by increasing uncertainty, a renewed appreciation for risk, and a shift in investor sentiment. During the initial months of the reporting period, traditional growth companies remained largely overlooked by investors. Economically sensitive sectors of the market dominated. Investors seemed less interested in longer-term earnings quality and gravitated toward companies with more cyclical earnings prospects. As the period progressed, however, sentiment shifted and traditional growth companies were increasingly recognized for their stable earnings prospects and quality fundamentals.
A heightened awareness of risk served as the backdrop for this rotation to quality. In February, former Federal Reserve Chairman Alan Greenspan’s comments about a potential for recession in the United States cast the global markets into turmoil. His remarks, paired with increased concern about the U.S. housing market, prompted investors to re-evaluate risk. Signs emerged that the tide was turning to growth companies that offered better prospects for sustainable earnings.
Throughout the summer, concerns about risk mounted and uncertainty grew. Deteriorating conditions in the sub-prime mortgage market served as a catalyst for a global credit crisis. Sub-prime mortgages are home loans made to borrowers with low credit scores or high amounts of debt; these loans represent a fraction of the total mortgage market. A number of hedge funds, Wall Street players and their international counterparts were forced to reckon with their use of complex mortgage derivatives and off-balance sheet financing. Concerned by the lack of transparency in the credit markets, many participants became less willing to purchase debt instruments, particularly those linked to the sub-prime mortgage market. However, even higher-quality investments and those not directly affected by the mortgage market felt the sting of negative sentiment, although their fundamentals remained intact.
The Federal Reserve took decisive steps to maintain liquidity within the markets, including two reductions to the federal funds target rate. As the period progressed, the markets regained a degree of traction and resumed their advance and volatility declined somewhat.
The convertible market was quite healthy during the period. Valuations have appreciated since 2006, but remain fair, and issuance trends have been favorable. The varying market conditions in the markets during the reporting period underscored the benefits of convertibles. Broadly speaking, convertible securities

2	Strategic Total Return Fund ANNUAL REPORT	Economic and Market Review

Economic and Market Review
participated in the upward movement of the equity markets, while demonstrating greater resiliency in downward markets. Convertibles tend to benefit from increased volatility, which we saw during the annual period. Speculative-grade convertibles outperformed investment-grade convertibles for the reporting period. However, investment-grade issues performed more strongly during the final months of the period, as investors became more wary of credit-quality risk.
In contrast, the high-yield market was more significantly challenged by risk-averse investors reacting to spreading troubles in the credit market. During the first portion of the reporting period, investor enthusiasm for high-yield bonds was robust. High-yield securities were supported by healthy earnings, a generally positive view by investors of the U.S. economy and a historically low default rate. New issuance remained strong as borrowers took advantage of low yields and high demand from investors. Conditions changed abruptly in June as losses from sub-prime mortgage securities mounted. High-yield bonds came under considerable pressure as investors fled the sector in favor of government bonds and other high-quality securities.
For the one-year period overall, CCC rated bonds performed better than higher-rated, high-yield securities. However, the higher-rated tiers of the high-yield universe gained traction as the troubles in the sub-prime market rippled across the credit markets. Within the broad high-yield market, utilities and health care sectors led for the period and financials lagged.
At the close of the period, investors found themselves confronted by mixed data. The U.S. housing market continues to languish, but this correction was not wholly unexpected. The Federal Reserve and other central banks responded proactively to the potential liquidity issues created by the credit crisis, but the magnitude and duration of the crisis is not yet fully known and will likely take many months to work its way fully through the economy. Energy prices continue to cast a shadow and have exacerbated uncertainty about future consumer spending. However, a rising equity market and robust exports should help offset declining home values and support ongoing spending.
Although the near-term view may be more uncertain, we continue to have a favorable long-term outlook on the U.S. economy and the global economy. As we have discussed in our previous communications with shareholders, the strength of the U.S. economy is due in large measure to its diversification. Although the travails of the housing and automotive sectors have dominated the news, these sectors are a relatively small slice of the U.S. economy, and it’s important to remember that the U.S. economy has weathered many industry-specific recessions without falling into broader recessions. Additionally, while gross domestic product (GDP) growth has declined from recovery levels, GDP growth has been respectable over recent quarters. Inflation remains contained, corporate balance sheets are still sound, and productivity and labor data are favorable. Moreover, it is important to

Economic and Market Review	Strategic Total Return Fund ANNUAL REPORT	3

Economic and Market Review
remember that the United States is a participant in a dynamic and growing global economy and that the strength of the global economy underpins our longer-term optimism.
Risk and uncertainty may be troubling concepts for many investors. However, three decades of experience in the markets underscores our belief that these conditions do not preclude long-term investment opportunity; rather, they provide a context for it. Our investment process seeks to understand and manage risk to create long-term wealth. Throughout the reporting period, this approach served the Fund shareholders in good stead, and we believe the Fund is advantageously positioned for what lies ahead.

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[2]	The CS High Yield Index is an unmanaged index of high yield debt securities. Source: Russell/Mellon Analytical Services LLC.

[3]	The Value Line Convertible Index is an equally weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC.
This report is presented for informational purposes only and should not be considered investment advice.

4	Strategic Total Return Fund ANNUAL REPORT	Economic and Market Review

Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the one-year period ended October 31, 2007.
TOTAL RETURN*
Common Shares — Inception 3/26/04

		Since
	1 Year	Inception **
On Market Price	6.49%	6.80%
On NAV	16.33	12.48

*	Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**	Annualized since inception.
Q. How did the Fund perform during the reporting period?
A. The underlying portfolio (as represented by net asset value, or NAV) of Calamos Strategic Total Return Fund (CSQ) returned 16.33% for the one-year period. The S&P 500 Index1 earned 14.56%. On a market price basis, the Fund returned 6.49% assuming reinvestment of distributions.
We believe that the Fund’s NAV return is particularly compelling because this Fund takes a defensive approach to equity participation. Unlike the all-equity S&P 500 Index,1 this Fund also includes investments in convertible securities and corporate bonds.
DISTRIBUTION HISTORY (LATEST 12 MONTHS)

Date Paid	Per share
October	$0.0975
September	0.0975
August	0.0975
July	0.0975
June	0.0975
May	0.0975
April	0.0975
March	0.0975
February	0.0975
January	0.0975
December	0.0975
November	0.0975
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.
Q. Did the Fund provide steady income distributions throughout the period?
A. Throughout the period, the Fund provided shareholders with a steady income stream, with monthly distributions of $0.0975 per share.
Q. What’s the difference between market return and NAV return?
A. Closed-end funds trade on exchanges, where the price of a share may be driven by factors other than the value of the underlying securities. The price of a share in the market is called the market value. The market price may be influenced by factors that are unrelated to the performance of the Fund’s holdings. For example, the market price may reflect investor sentiment or anxiety about certain parts of the market. During the period, problems in certain sectors of the bond markets (most notably, the mortgage market) created a cloud of negative sentiment that extended across much broader sections of the credit market.

	Strategic Total Return Fund	5
Investment Team Interview	ANNUAL REPORT

Investment Team Interview
We believe NAV returns are the more appropriate tool for assessing a manager’s performance. The Fund’s NAV return measures the return of the individual securities within the portfolio, less Fund expenses, but more importantly, it is a measure of how well the manager is able to avoid or capitalize on market disruptions or opportunities. The higher the return, the more value the Fund’s management team added through its security selection decisions.
Q. As of the close of the period, the Fund traded at a discount of 13.1%. In your opinion, how should investors view this discount?
A. A discount reflects market sentiment, which can be influenced by many factors unrelated to the performance of the Fund. During the past year, for example, the Fund’s NAV return surpassed the S&P 500 Index by a wide margin, and the Fund maintained consistent distributions.
The widening of the Fund’s discount during the period is primarily attributable to a changing share price, and not a deterioration of NAV. In fact, the NAV of the Fund increased from $15.71 at the start of the period to $16.92 at the close. On top of this increase, the Fund continued to provide steady income, distributing $1.17 per share during the fiscal year.
Additionally, we would note that a discount affords investors the opportunity to buy shares at a price that is lower than the fair value of the portfolio (as measured by NAV).
SECTOR ALLOCATION

Consumer Discretionary	15.8%
Financials	14.8
Health Care	14.6
Information Technology	12.0
Consumer Staples	10.9
Telecommunication Services	8.3
Energy	8.1
Industrials	6.1
Materials	3.4
Utilities	2.4
Treasuries	1.4
Sector allocations are based on managed assets and may vary over time.
Q. In the Economic and Market Review, you explained that sub-prime mortgages and certain types of debt linked to the mortgage market fell steeply. Did the Fund invest in those types of securities?
A. The Fund did not invest in securities backed by sub-prime loans, including collateralized debt instruments and structured investment vehicles. These were the areas that came under the greatest pressure during the summer sell off. Collateralized debt obligations are complex securities that represent an interest in pools of securities backed by mortgages, bonds, loans and other financial instruments. Structured investment vehicles are funded by debt; they profit by purchasing securities yielding more than the cost of capital. We believed such areas of the market represented an undue level of risk and were concerned by their lack of transparency. This prudence served the Fund well during the period.
The Fund did include a very small position in collateralized debt obligations linked to corporate debt; this position was less than a quarter of a percent of NAV.
Q. Before you discuss the specific factors that influenced performance, how did you position the Fund during the period?
A. This Fund invests across asset classes, including common stocks, convertible securities and corporate bonds. We adjust the allocation based on our view of the economic landscape as well as the opportunity potential of individual securities.

6	Strategic Total Return Fund
	ANNUAL REPORT	Investment Team Interview

Investment Team Interview
QUALITY ALLOCATION

Weighted Average Credit Quality	BB	+
AAA	3.1%
AA	0.0
A	12.8
BBB	12.6
BB	26.1
B	28.0
CCC or below	7.1
Not Rated	10.3
Data is based on a portion of portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities, options, cash and short-term investments.
As of the close of the period, common stocks represented the largest asset allocation with a stake of approximately 49%. This reflects our positive outlook on the equity markets.
As of the close of the period, convertible securities represented approximately 31% of the portfolio. We utilized convertible securities to provide downside protection as well as income. Convertible securities offer the potential for upside appreciation in rising equity markets and potential downside protection in declining markets. They also typically benefit from increased equity market volatility. Meanwhile, we pared exposure to corporate bonds.
From a sector standpoint, we are favoring companies from traditional growth sectors. For many quarters, we have been concerned about companies whose prospects are tied primarily to recovery-level economic growth or commodity prices. We sought companies with sustainable earnings growth potential, good balance sheets and cash flows, high return on invested capital, reliable debt servicing, and significant revenue exposure to non-U.S. economies.
While we focus on delivering steady income to shareholders, we view this income as a component of total return. We carefully evaluate yield opportunity within the context of potential risk. The Fund’s corporate and convertible holdings are diversified across the credit spectrum. We are particularly cautious in regards to the lowest-tiers of the credit spectrum, reflecting our belief that the marginally higher yields are not enough to compensate for the additional risks in today’s credit markets.
Q. What factors enhanced performance?
A. A diverse group of industries was represented among the leading contributors to performance. Consumer discretionary holdings were particularly strong; here, securities issued by apparel, automotive, household goods, and restaurant and café companies fuelled gains. Performance was also enhanced by strong selection within the consumer staples sector, through holdings in companies with global brand recognition and reach. The Fund also benefited from its overweighting in telecommunications companies relative to the S&P 500 Index as well as from security selection within that sector.
Q. What factors hindered performance?
A. Although the Fund’s consumer discretionary stake made a positive contribution to performance due to our individual security selection, the Fund’s overweight to the sector hindered performance relative to the S&P 500 Index. The Fund was also underweighted in the information technology sector relative to the index, including a number of the index’s top-performing names. In this Fund, our selection criteria emphasize companies that offer the best prospects for yield-oriented total return. Often, information technology companies do not offer the dividend potential we seek for the Fund.

	Strategic Total Return Fund	7
Investment Team Interview	ANNUAL REPORT

Investment Team Interview
Q. Please explain how the Fund employs leverage and how the Fund’s leverage strategy contributed to performance.
A. Leverage strategies continued to contribute favorably to the returns earned by the Fund’s common shareholders despite the turmoil in the credit markets. Leverage strategies typically entail borrowing at very short term interest rates and investing the proceeds at higher rates of return.
Because of the turmoil in the credit market, many investors have a heightened apprehension about strategies that employ leverage. During the reporting period, concerns about creditworthiness cut a wide swath in the credit market. For a time, even the short-term, high-quality market came under pressure. In this environment, the cost of the Fund’s leverage increased. However, as the period progressed, the cost of leverage returned to more normal levels, as investors were reassured by the Fed’s decisive moves to maintain liquidity through reductions to the discount and target rates.
To reduce the Fund’s borrowing-cost sensitivity to changes in interest rates, we have used interest rate swaps. Through interest rate swaps, we locked in a portion of the Fund’s current leverage earlier in the interest rate cycle, when rates were lower. (Please see the “Leverage” section of this report for more information on the Fund’s use of leverage and interest rate swaps.) As short-term rates have risen, the locks help the Fund keep borrowing costs low. As these swaps begin to roll off, we anticipate the Fund will see an uptick in the cost of leverage. That said, more recently we have seen the Federal Open Market Committee begin to reduce short-term borrowing costs; this could help mitigate the cost of leverage moving forward.
Q. In a more uncertain market environment, what is your outlook for the Fund?
A. We believe the Fund is well positioned. It’s important to remember that risk and uncertainty are part of the investment markets. As investment managers, we seek to add value by understanding risk and managing it for the long-term benefit of the Fund’s shareholders.
We have a high degree of conviction in the Fund’s positioning and emphasis on risk management. As the past year demonstrated, the Fund’s dynamic strategy allowed Fund shareholders to receive steady income and growth in NAV—despite the rising uncertainty in the credit markets and the U.S. economy.
Indeed, we believe the Fund’s dynamic allocation approach is particularly advantageous in the current market climate. The Fund’s ability to invest in common stocks, convertible securities, and corporate bonds provides us with a broader universe of securities from which to construct the Fund’s portfolio.

8	Strategic Total Return Fund
	ANNUAL REPORT	Investment Team Interview

Investment Team Interview
Against the backdrop of a rising equity market, we maintain a positive outlook for the convertible markets. Valuations have appreciated since 2006 but remain fair, and issuance trends have been favorable. Currently, a good portion of convertibles offer what we consider optimal characteristics; that is, a good mix of upside participation and downside safety.
Our view on the broad corporate bond market is more cautious and we believe individual security selection will be particularly important. The credit crisis of the summer will take time to resolve, and many of the most speculative credits may not offer suitably high compensation for the risk they entail. However, as we discussed in the Economic and Market Review, we believe that corporate America is in good shape overall; this strength should provide support for the corporate bond market. We believe opportunity remains and that our rigorous and proprietary credit research will be of considerable benefit in uncovering securities with attractive yields and reasonable risk.

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

	Strategic Total Return Fund	9
Investment Team Interview	ANNUAL REPORT

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CORPORATE BONDS (23.9%)
	Consumer Discretionary (8.1%)
$3,436,000	Asbury Automotive Group, Inc. 8.000%, 03/15/14	$3,367,280
3,436,000	Boyd Gaming Corp. 7.750%, 12/15/12	3,556,260
	D.R. Horton, Inc.
2,061,000	8.000%, 02/01/09	2,033,801
1,374,000	9.750%, 09/15/10	1,349,157
6,356,000	DIRECTV Financing Company, Inc. 8.375%, 03/15/13	6,673,800
10,651,000	EchoStar DBS Corp. 7.125%, 02/01/16	11,183,550
14,430,000	Expedia, Inc. 7.456%, 08/15/18	14,916,190
29,548,000	Ford Motor Company^ 9.875%, 08/10/11	29,526,046
10,307,000	General Motors Corp.^ 7.200%, 01/15/11	9,894,720
13,743,000	Goodyear Tire & Rubber Company 7.857%, 08/15/11	14,292,720
5,841,000	Group 1 Automotive, Inc.^ 8.250%, 08/15/13	5,870,205
11,682,000	Hanes Brands, Inc.^‡ 8.784%, 12/15/14	11,798,820
6,184,000	Idearc, Inc. 8.000%, 11/15/16	6,230,380
2,886,000	Jarden Corp. 7.500%, 05/01/17	2,756,130
2,228,000	Kellwood Company 7.625%, 10/15/17	1,960,640
5,154,000	Landry’s Restaurant, Inc. 9.500%, 12/15/14	5,186,212
3,436,000	Liberty Media Corp.^ 8.250%, 02/01/30	3,394,837
4,467,000	Mandalay Resort Group^ 7.625%, 07/15/13	4,455,832
8,933,000	Meritage Corp. 7.000%, 05/01/14	7,325,060
3,357,000	MGM Mirage 7.500%, 06/01/16	3,352,804
4,123,000	NCL Holding, ASA 10.625%, 07/15/14	4,195,152
3,436,000	Oxford Industries, Inc. 8.875%, 06/01/11	3,453,180
	Pinnacle Entertainment, Inc.
6,184,000	8.250%, 03/15/12	6,400,440
3,535,000	8.750%, 10/01/13^	3,694,075
5,497,000	Pulte Homes, Inc. 8.125%, 03/01/11	5,330,248
8,933,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	8,486,404
13,056,000	Service Corp. International 6.750%, 04/01/16	12,696,960
3,092,000	Toll Brothers, Inc.^ 8.250%, 12/01/11	3,045,620
3,436,000	Vail Resorts, Inc. 6.750%, 02/15/14	3,410,230
	Warner Music Group
10,342,000	7.375%, 04/15/14	9,230,235
1,718,000	8.125%, 04/15/14	3,268,598

		212,335,586

	Consumer Staples (2.1%)
1,374,000	Alimentation Couche-Tard Inc.^ 7.500%, 12/15/13	1,398,045
5,841,000	Central Garden & Pet Company^ 9.125%, 02/01/13	5,607,360
10,136,000	Chiquita Brands International, Inc.^ 7.500%, 11/01/14	8,869,000
7,902,000	Del Monte Foods Company 8.625%, 12/15/12	8,099,550
7,559,000	NBTY, Inc. 7.125%, 10/01/15	7,521,205
	Pilgrim’s Pride Corp.
8,246,000	8.375%, 05/01/17^	8,349,075
4,123,000	7.625%, 05/01/15	4,164,230
10,307,000	Smithfield Foods, Inc.^ 7.750%, 07/01/17	10,667,745

		54,676,210

	Energy (2.3%)
8,246,000	Arch Western Finance, LLC 6.750%, 07/01/13	8,081,080
	Chesapeake Energy Corp.
4,810,000	6.875%, 01/15/16	4,810,000
2,749,000	7.500%, 06/15/14	2,831,470
2,061,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	2,081,610
4,810,000	Mariner Energy, Inc. 8.000%, 05/15/17	4,773,925
3,436,000	Petrohawk Energy Corp. 7.125%, 04/01/12	3,367,280
7,215,000	Petróleo Brasileiro, SA^ 8.375%, 12/10/18	8,513,700
1,374,000	Premcor Refining Group, Inc. 7.500%, 06/15/15	1,432,569
3,436,000	Superior Energy Services, Inc. 6.875%, 06/01/14	3,350,100
5,188,000	Whiting Petroleum Corp. 7.250%, 05/01/12	5,149,090
13,743,000	Williams Companies, Inc.^ 7.750%, 06/15/31	14,773,725

		59,164,549

See accompanying Notes to Schedule of Investments.

10	Strategic Total Return Fund
	ANNUAL REPORT	Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

	Financials (2.9%)
	Dow Jones & Company, Inc.^*
$13,743,000	7.500%, 06/29/12
13,743,000	6.750%, 06/29/12	$13,433,782
	E*TRADE Financial Corp.
13,303,000	7.375%, 09/15/13^	12,238,760
7,799,000	7.875%, 12/01/15^	7,175,080
3,711,000	8.000%, 06/15/11	3,544,005
	Leucadia National Corp.
10,307,000	7.000%, 08/15/13	10,100,860
8,686,000	8.125%, 09/15/15	8,805,433
7,215,000	Senior Housing Properties Trust
	8.625%, 01/15/12	7,828,275

		76,422,547

	Health Care (2.2%)
3,436,000	Bio-Rad Laboratories, Inc.
	7.500%, 08/15/13	3,521,900
12,369,000	Community Health Systems, Inc.^*
	8.875%, 07/15/15	12,585,457
1,512,000	DaVita, Inc.
	7.250%, 03/15/15	1,536,570
	HCA, Inc.*
2,405,000	9.125%, 11/15/14	2,495,188
1,031,000	9.250%, 11/15/16	1,087,705
7,559,000	Psychiatric Solutions, Inc.
	7.750%, 07/15/15	7,729,077
12,163,000	Tenet Healthcare Corp.^
	9.250%, 02/01/15	10,764,255
8,933,000	Valeant Pharmaceuticals International
	7.000%, 12/15/11	8,832,504
9,277,000	Vanguard Health Systems, Inc.^
	9.000%, 10/01/14	9,091,460

		57,644,116

	Industrials (0.8%)
1,546,000	Belden CDT, Inc.
	7.000%, 03/15/17	1,576,920
1,374,000	FTI Consulting, Inc.^
	7.625%, 06/15/13	1,422,090
3,436,000	Gardner Denver, Inc.
	8.000%, 05/01/13	3,521,900
3,113,000	H&E Equipment Service, Inc.
	8.375%, 07/15/16	3,035,175
3,951,000	Trinity Industries, Inc.
	6.500%, 03/15/14	3,931,245
3,436,000	WESCO International, Inc.
	7.500%, 10/15/17	3,229,840
3,436,000	Westinghouse Air Brake Technologies Corp.
	6.875%, 07/31/13	3,453,180

		20,170,350

	Information Technology (1.7%)
12,557,000	Advanced Micro Devices, Inc.^
	7.750%, 11/01/12	11,646,617
6,184,000	Amkor Tech, Inc.^
	9.250%, 06/01/16	6,354,060
1,512,000	Avago Technologies^
	11.875%, 12/01/15	1,701,000
5,841,000	Celestica, Inc.^
	7.875%, 07/01/11	5,738,783
11,682,000	Freescale Semiconductor, Inc.
	8.875%, 12/15/14	11,112,503
7,215,000	SunGard Data Systems, Inc.
	9.125%, 08/15/13	7,395,375

		43,948,338

	Materials (1.5%)
2,061,000	Century Aluminum Company
	7.500%, 08/15/14	2,076,458
1,512,000	Gibraltar Industries, Inc.
	8.000%, 12/01/15	1,428,840
	Ineos Group Holdings, PLC
9,277,000	7.875%, 02/15/16	12,430,325
1,718,000	8.500%, 02/15/16^*	1,640,690
2,061,000	P.H. Glatfelter Company
	7.125%, 05/01/16	2,050,695
	Union Carbide Corp.
7,524,000	7.875%, 04/01/23^	7,818,188
5,944,000	7.500%, 06/01/25	5,917,846
5,051,000	Westlake Chemical Corp.
	6.625%, 01/15/16	4,861,588

		38,224,630

	Telecommunication Services (2.0%)
8,933,000	Alamosa Holdings, Inc.^
	8.500%, 01/31/12	9,299,986
12,163,000	Citizens Communications Company
	9.000%, 08/15/31	12,573,501
	Leap Wireless International, Inc.
6,184,000	9.375%, 11/01/14^	6,168,540
6,184,000	9.375%, 11/01/14*	6,168,540
9,984,000	Qwest Communications International, Inc.^
	7.750%, 02/15/31	9,185,280
3,436,000	Syniverse Technologies, Inc.
	7.750%, 08/15/13	3,401,640
6,184,000	Windstream Corp.
	8.625%, 08/01/16	6,647,800

		53,445,287

	Utilities (0.3%)
12,369,000	TXU Corp.^
	6.500%, 11/15/24	9,148,459

	TOTAL CORPORATE BONDS
	(Cost $637,152,610)	625,180,072

See accompanying Notes to Schedule of Investments.

Strategic Total Return Fund Schedule of Investments ANNUAL REPORT	11

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

CONVERTIBLE BONDS (19.4%)
	Consumer Discretionary (5.2%)
$16,000,000	Amazon.com, Inc.^
	4.750%, 02/01/09	$19,080,000
40,000,000	Ford Motor Company^
	4.250%, 12/15/36	48,100,000
7,000,00	General Motors Corp.
	6.250% 07/15/33	7,196,000
5,680,000	Liberty Media Corp. (Time Warner)¥
	3.250%, 03/15/31	4,423,300
7,000,000	Punch Taverns Redwood Jersey Company Ltd.
	5.000%, 12/14/10	16,864,579
32,000,000	Walt Disney Company^
	2.125%, 04/15/23	38,920,000

		134,583,879

	Financials (1.6%)
7,000,000	Host Hotels & Resorts, Inc.^*
	2.625%, 04/15/27	6,492,500
35,000,000	Prudential Financial, Inc.^‡
	3.304%, 12/12/36	35,974,750

		42,467,250

	Health Care (1.1%)
26,000,000	Invitrogen Corp.
	3.250%, 06/15/25	29,510,000

	Industrials (2.9%)
32,750,000	L-3 Communications Holdings, Inc.^
	3.000%, 08/01/35	39,791,250
16,000,000	Lockheed Martin Corp.‡
	5.308%, 08/15/33	24,648,000
7,500,000	Quanta Services, Inc.
	3.750%, 04/30/26	11,896,875

		76,336,125

	Information Technology (5.2%)
34,000,000	Intel Corp.^
	2.950%, 12/15/35	36,465,000
35,500,000	Linear Technology Corp.*
	3.000%, 05/01/27	34,035,625
6,540,000	Mentor Graphics Corp.
	6.250%, 03/01/26	7,807,125
32,000,000	VeriSign, Inc.^*
	3.250%, 08/15/37	38,360,000
17,500,000	Vishay Intertechnology, Inc.
	3.625%, 08/01/23	17,653,125

		134,320,875

	Telecommunication Services (0.6%)
17,500,000	NII Holdings, Inc.*
	3.125%, 06/15/12	16,253,125

	Utilities (2.8%)
20,000,000	CenterPoint Energy, Inc.
	3.750%, 05/15/23	30,250,000
5,750,000	International Power, PLC
	3.250%, 07/20/13	11,645,420
8,750,000	Scottish & Southern Energy, PLC
	3.750%, 10/29/09	31,491,671

		73,387,091

	TOTAL CONVERTIBLE BONDS
	(Cost $464,536,554)	506,858,345

SOVEREIGN BONDS (1.4%)
	Consumer Discretionary (1.4%)
12,713,000	Deutschland Republic Treasury
	4.500%, 07/04/09	18,515,749
8,590,000	United Kingdom Treasury
	5.750%, 12/07/09	18,095,136

		36,610,885

	TOTAL SOVEREIGN BONDS
	(Cost $34,941,155)	36,610,885

SYNTHETIC CONVERTIBLE SECURITIES (13.5%)
Corporate Bonds (10.9%)
	Consumer Discretionary (3.7%)
1,564,000	Asbury Automotive Group, Inc.
	8.000%, 03/15/14	1,532,720
1,564,000	Boyd Gaming Corp.
	7.750%, 12/15/12	1,618,740
	D.R.Horton, Inc.
939,000	8.000%, 02/01/09	926,608
626,000	9.750%, 09/15/10	614,681
2,894,000	DIRECTV Financing Company, Inc.
	8.375%, 03/15/13	3,038,700
4,849,000	EchoStar DBS Corp.
	7.125%, 02/01/16	5,091,450
6,570,000	Expedia, Inc.
	7.456%, 08/15/18	6,791,363
13,452,000	Ford Motor Company^
	9.875%, 08/10/11	13,442,005
4,693,000	General Motors Corp.^
	7.200%, 01/15/11	4,505,280
6,257,000	Goodyear Tire & Rubber Company
	7.857%, 08/15/11	6,507,280
2,659,000	Group 1 Automotive, Inc.^
	8.250%, 08/15/13	2,672,295
5,318,000	Hanes Brands, Inc.^‡
	8.784%, 12/15/14	5,371,180
2,816,000	Idearc, Inc.
	8.000%, 11/15/16	2,837,120
See accompanying Notes to Schedule of Investments.

12	Strategic Total Return Fund ANNUAL REPORT Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

$1,314,000	Jarden Corp. 7.500%, 05/01/17	$1,254,870
1,015,000	Kellwood Company 7.625%, 10/15/17	893,200
2,346,000	Landry’s Restaurant, Inc. 9.500%, 12/15/14	2,360,663
1,564,000	Liberty Media Corp.^ 8.250%, 02/01/30	1,545,263
2,033,000	Mandalay Resort Group^ 7.625%, 07/15/13	2,027,918
4,067,000	Meritage Corp. 7.000%, 05/01/14	3,334,940
1,528,000	MGM Mirage 7.500%, 06/01/16	1,526,090
1,877,000	NCL Holding, ASA 10.625%, 07/15/14	1,909,848
1,564,000	Oxford Industries, Inc. 8.875%, 06/01/11	1,571,820
2,816,000 1,610,000	Pinnacle Entertainment, Inc. 8.250%, 03/15/12 8.750%, 10/01/13^	2,914,560 1,682,450
2,503,000	Pulte Homes, Inc. 8.125%, 03/01/11	2,427,071
4,067,000	Royal Caribbean Cruises, Ltd. 7.500%, 10/15/27	3,863,674
5,944,000	Service Corp. International 6.750%, 04/01/16	5,780,540
1,408,000	Toll Brothers, Inc.^ 8.250%, 12/01/11	1,386,880
1,564,000	Vail Resorts, Inc. 6.750%, 02/15/14	1,552,270
4,708,000 782,000	Warner Music Group 7.375%, 04/15/14 8.125%, 04/15/14	4,201,890 1,487,802

		96,671,171

	Consumer Staples (1.0%)
626,000	Alimentation Couche-Tard Inc.^ 7.500%, 12/15/13	636,955
2,659,000	Central Garden & Pet Company^ 9.125%, 02/01/13	2,552,640
4,614,000	Chiquita Brands International, Inc.^ 7.500%, 11/01/14	4,037,250
3,598,000	Del Monte Foods Company 8.625%, 12/15/12	3,687,950
3,441,000	NBTY, Inc. 7.125%, 10/01/15	3,423,795
3,754,000 1,877,000	Pilgrim’s Pride Corp. 8.375%, 05/01/17^ 7.625%, 05/01/15	3,800,925 1,895,770
4,693,000	Smithfield Foods, Inc.^ 7.750%, 07/01/17	4,857,255

		24,892,540

	Energy (1.0%)
$3,754,000	Arch Western Finance, LLC 6.750%, 07/01/13	$3,678,920
2,190,000 1,251,000	Chesapeake Energy Corp. 6.875%, 01/15/16 7.500%, 06/15/14	2,190,000 1,288,530
939,000	GulfMark Offshore, Inc. 7.750%, 07/15/14	948,390
2,190,000	Mariner Energy, Inc. 8.000%, 05/15/17	2,173,575
1,564,000	Petrohawk Energy Corp. 7.125%, 04/01/12	1,532,720
3,285,000	Petróleo Brasileiro, SA^ 8.375%, 12/10/18	3,876,300
626,000	Premcor Refining Group, Inc. 7.500%, 06/15/15	652,685
1,564,000	Superior Energy Services, Inc. 6.875%, 06/01/14	1,524,900
2,362,000	Whiting Petroleum Corp. 7.250%, 05/01/12	2,344,285
6,257,000	Williams Companies, Inc.^ 7.750%, 06/15/31	6,726,275

		26,936,580

	Financials (1.3%)
6,257,000 6,257,000	Dow Jones & Company, Inc.^* 7.500%, 06/29/12 6.750%, 06/29/12	6,116,217 6,053,647
6,057,000 3,551,000 1,689,000	E*TRADE Financial Corp. 7.375%, 09/15/13^ 7.875%, 12/01/15^ 8.000%, 06/15/11	5,572,440 3,266,920 1,612,995
4,693,000 3,954,000	Leucadia National Corp. 7.000%, 08/15/13 8.125%, 09/15/15	4,599,140 4,008,368
3,285,000	Senior Housing Properties Trust 8.625%, 01/15/12	3,564,225

		34,793,952

	Health Care (1.0%)
1,564,000	Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	1,603,100
5,631,000	Community Health Systems, Inc.^* 8.875%, 07/15/15	5,729,542
688,000	DaVita, Inc. 7.250%, 03/15/15	699,180
1,095,000 469,000	HCA, Inc.* 9.125%, 11/15/14 9.250%, 11/15/16	1,136,063 494,795
3,441,000	Psychiatric Solutions, Inc. 7.750%, 07/15/15	3,518,423
5,537,000	Tenet Healthcare Corp.^ 9.250%, 02/01/15	4,900,245
4,067,000	Valeant Pharmaceuticals International 7.000%, 12/15/11	4,021,246
See accompanying Notes to Schedule of Investments.

Schedule of Investments	Strategic Total Return Fund ANNUAL REPORT	13

Schedule of Investments
OCTOBER 31, 2007

PRINCIPAL
AMOUNT		VALUE

$4,223,000	Vanguard Health Systems, Inc.^ 9.000%, 10/01/14	$4,138,540

		26,241,134

	Industrials (0.3%)
704,000	Belden CDT, Inc. 7.000%, 03/15/17	718,080
626,000	FTI Consulting, Inc.^ 7.625%, 06/15/13	647,910
1,564,000	Gardner Denver, Inc. 8.000%, 05/01/13	1,603,100
1,417,000	H&E Equipment Service, Inc. 8.375%, 07/15/16	1,381,575
1,799,000	Trinity Industries, Inc. 6.500%, 03/15/14	1,790,005
1,564,000	WESCO International, Inc. 7.500%, 10/15/17	1,470,160
1,564,000	Westinghouse Air Brake Technologies Corp. 6.875%, 07/31/13	1,571,820

		9,182,650

	Information Technology (0.8%)
5,716,000	Advanced Micro Devices, Inc.^ 7.750%, 11/01/12	5,301,590
2,816,000	Amkor Tech, Inc.^ 9.250%, 06/01/16	2,893,440
688,000	Avago Technologies^ 11.875%, 12/01/15	774,000
2,659,000	Celestica, Inc.^ 7.875%, 07/01/11	2,612,468
5,318,000	Freescale Semiconductor, Inc. 8.875%, 12/15/14	5,058,747
3,285,000	SunGard Data Systems, Inc. 9.125%, 08/15/13	3,367,125

		20,007,370

	Materials (0.7%)
939,000	Century Aluminum Company 7.500%, 08/15/14	946,042
688,000	Gibraltar Industries, Inc. 8.000%, 12/01/15	650,160
4,223,000 782,000	Ineos Group Holdings, PLC 7.875%, 02/15/16 8.500%, 02/15/16^*	5,658,431 746,810
939,000	P.H. Glatfelter Company 7.125%, 05/01/16	934,305
3,426,000 2,706,000	Union Carbide Corp. 7.875%, 04/01/23^ 7.500%, 06/01/25	3,559,957 2,694,094
2,299,000	Westlake Chemical Corp. 6.625%, 01/15/16	2,212,787

		17,402,586

	Telecommunication Services (0.9%)
4,067,000	Alamosa Holdings, Inc.^ 8.500%, 01/31/12	4,234,080
5,537,000	Citizens Communications Company 9.000%, 08/15/31	5,723,874
2,816,000 2,816,000	Leap Wireless International, Inc. 9.375%, 11/01/14^ 9.375%, 11/01/14*	2,808,960 2,808,960
4,546,000	Qwest Communications International, Inc.^ 7.750%, 02/15/31	4,182,320
1,564,000	Syniverse Technologies, Inc. 7.750%, 08/15/13	1,548,360
2,816,000	Windstream Corp. 8.625%, 08/01/16	3,027,200

		24,333,754

	Utilities (0.2%)
5,631,000	TXU Corp.^ 6.500%, 11/15/24	4,164,845

	TOTAL CORPORATE BONDS	284,626,582

Sovereign Bonds (0.6%)
	Consumer Discretionary (0.6%)
5,787,000	Deutschland Republic Treasury 4.500%, 07/04/09	8,428,431
3,910,000	United Kingdom Treasury 5.750%, 12/07/09	8,236,552

		16,664,983

	TOTAL SOVEREIGN BONDS	16,664,983

NUMBER OF
CONTRACTS		VALUE

Options (2.0%)
	Consumer Discretionary (0.3%)
400 275	Garmin, Ltd.# Call, 01/17/09, Strike $100.00 Call, 01/17/09, Strike $95.00	1,204,000 891,000
2,000	Nike, Inc.# Call, 01/17/09, Strike $55.00	3,230,000
2,200	Omnicom Group, Inc.# Call, 01/17/09, Strike $50.00	1,562,000

		6,887,000

	Consumer Staples (0.0%)
1,250	Kroger Company# Call, 01/17/09, Strike $30.00	506,250

See accompanying Notes to Schedule of Investments.

14	Strategic Total Return Fund ANNUAL REPORT	Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
CONTRACTS		VALUE

	Energy (0.2%)
780	Schlumberger, Ltd.# Call, 01/17/09, Strike $90.00	$1,591,200
950	Transocean, Inc.# Call, 01/17/09, Strike $100.00	2,850,000

		4,441,200

	Financials (0.1%)
700	Franklin Resources, Inc.# Call, 01/17/09, Strike $125.00	1,771,000
390	Goldman Sachs Group, Inc.# Call, 01/17/09, Strike $220.00	2,334,150

		4,105,150

	Health Care (0.2%)
800	Alcon, Inc.# Call, 01/17/09, Strike $140.00	2,388,000
1,730	Express Scripts, Inc.# Call, 01/17/09, Strike $50.00	3,174,550

		5,562,550

	Industrials (0.1%)
1,400	General Dynamics Corp.# Call, 01/17/09, Strike $75.00	3,108,000

	Information Technology (1.1%)
1,680	Apple Computer, Inc.# Call, 01/17/09, Strike $140.00	11,503,800
2,650	Cisco Systems, Inc.# Call, 01/17/09, Strike $30.00	1,874,875
190	Google, Inc.# Call, 01/17/09, Strike $520.00	4,498,250
570	Hewlett-Packard Company# Call, 01/17/09, Strike $45.00	692,550
4,560	Oracle Corp.# Call, 01/17/09, Strike $20.00	2,211,600
960	Research In Motion, Ltd.# Call, 01/17/09, Strike $73.30	5,846,400
2,000	SAP, AG# Call, 01/17/09, Strike $55.00	1,420,000

		28,047,475

	Telecommunication Services (0.0%)
275	America Movil, S.A. de C.V.# Call, 01/17/09, Strike $60.00	380,875
230	NII Holdings, Inc.# Call, 01/17/09, Strike $80.00	129,950

		510,825

	TOTAL OPTIONS	53,168,450

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $338,725,872)	354,460,015

NUMBER OF
SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (10.3%)
	Consumer Discretionary (0.8%)
20,000	Stanley Works‡ 7.145%	21,202,500

	Financials (4.5%)
725,000	Lazard, Ltd. 6.625%	30,631,250
1,600,000	MetLife, Inc. 6.375%	53,632,000
350,000	Washington Mutual, Inc. 5.375%	15,487,500
685,000	XL Capital, Ltd. 7.000%	17,433,250

		117,184,000

	Health Care (2.3%)
220,000	Schering-Plough Corp. 6.000%	58,575,000

	Materials (2.7%)
315,000	Freeport-McMoRan Copper & Gold, Inc. 6.750%	53,726,400
2,000	Givaudan SA 5.375%	17,657,113

		71,383,513

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $235,241,094)	268,345,013

COMMON STOCKS (69.6%)
	Consumer Discretionary (4.2%)
400,000	Carnival Corp.	19,192,000
300,000	CBS Corp.^	8,610,000
340,000	Hennes & Mauritz AB	22,718,601
375,000	Mattel, Inc.	7,833,750
375,000	Tupperware Corp.^	13,537,500
450,000	V.F. Corp.^	39,208,500

		111,100,351

	Consumer Staples (12.4%)
320,000	Altria Group, Inc.	23,337,600
350,000	Anheuser-Busch Companies, Inc.	17,948,000
1,300,000	Coca-Cola Company	80,288,000
898,755	General Mills, Inc.	51,885,126
425,000	H. J. Heinz Company^	19,881,500
250,000	Kimberly-Clark Corp.	17,722,500
471,447	Kraft Foods, Inc.	15,751,044
410,000	Procter & Gamble Company	28,503,200
840,000	Reynolds American, Inc.^	54,121,200
450,000	Woolworths, Ltd.	14,103,745

		323,541,915

See accompanying Notes to Schedule of Investments.

Schedule of Investments	Strategic Total Return Fund ANNUAL REPORT	15

Schedule of Investments
OCTOBER 31, 2007

NUMBER OF
SHARES		VALUE

	Energy (8.0%)
775,000	Chevron Corp.	$70,920,250
550,000	ConocoPhillips	46,728,000
500,000	Marathon Oil Corp.	29,565,000
238,000	PetroChina Company, Ltd.^	62,498,800

		209,712,050

	Financials (10.4%)
500,000	Bank of America Corp.	24,140,000
1,372,000	Citigroup, Inc.	57,486,800
772,000	Federal National Mortgage Association	44,034,880
600,000	JPMorgan Chase & Company	28,200,000
158,074	Lincoln National Corp.	9,859,075
330,000	Royal Canadian Bank	19,576,775
500,000	U.S. Bancorp	16,580,000
360,000	Wachovia Corp.^	16,462,800
2,000,000	Washington Mutual, Inc.	55,760,000

		272,100,330

	Health Care (13.8%)
525,000	Abbott Laboratories^	28,675,500
925,000	Bristol-Myers Squibb Company	27,740,750
300,000	Eli Lilly and Company	16,245,000
1,600,000	Johnson & Johnson	104,272,000
1,755,000	Merck & Company, Inc.	102,246,300
3,300,000	Pfizer, Inc.	81,213,000

		360,392,550

	Industrials (4.4%)
1,175,000	General Electric Company	48,363,000
480,000	Honeywell International, Inc.	28,996,800
450,000	Masco Corp.^	10,836,000
435,000	Raytheon Company^	27,670,350

		115,866,150

	Information Technology (8.4%)
450,000	Cisco Systems, Inc.#	14,877,000
850,000	Hewlett-Packard Company^	43,928,000
1,337,000	Intel Corp.	35,965,300
1,225,000	Microsoft Corp.	45,092,250
1,250,000	Nokia Corp.^	49,650,000
600,000	Oracle Corp.#	13,302,000
375,000	Paychex, Inc.	15,667,500

		218,482,050

	Telecommunication Services (8.0%)
3,643,450	AT&T, Inc.	152,259,776
1,500,000	BT Group, PLC#	10,195,846
1,039,000	Verizon Communications, Inc.	47,866,730

		210,322,352

	TOTAL COMMON STOCKS (Cost $1,516,214,641)	1,821,517,748

NUMBER OF
CONTRACTS		VALUE

PUT OPTIONS (0.0%)
	Financials (0.0%)
1,930	S & P 500 Index# Put, 12/22/07, Strike $1,350.00 (Cost $7,474,890)	887,800

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (3.3%)
85,775,441	Calamos Government Money Market Fund — Class I Shares 4.110% (Cost $85,775,441)	85,775,441

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (15.3%)
399,080,000	Bank of New York Institutional Cash Reserve Fund current rate 5.158% (Cost $399,080,000)	399,080,000

TOTAL INVESTMENTS (156.7%) (Cost $ 3,719,142,257)		4,098,715,319

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-15.3%)		(399,080,000)

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(3,769,576)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-41.3%)		(1,080,853,711)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$2,615,012,032

See accompanying Notes to Schedule of Investments.

16	Strategic Total Return Fund ANNUAL REPORT	Schedule of Investments

Schedule of Investments
OCTOBER 31, 2007
NOTES TO SCHEDULE OF INVESTMENTS
Note: Value for Securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The interest rate shown is the rate in effect at October 31, 2007.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At October 31, 2007 the value of 144A securities that could not be exchanged to the registered form is $118,646,250 or 4.5% of net assets.

¥	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

#	Non-income producing security.

Ω	Investment in an affiliated fund. During the period from November 1, 2006, through October 31, 2007, the fund purchases of $85,775,441, and received $1,201,461 in dividend payments from the Calamos Government Money Market Fund. As of October 31, 2006, the Fund had no holdings of the affiliated fund.
See accompanying Notes to Financial Statements.

Schedule of Investments	Strategic Total Return Fund ANNUAL REPORT	17

Statement of Assets and Liabilities

October 31, 2007

ASSETS
Investments, at value* (cost $3,633,366,816)	$4,012,939,878
Investments in affiliated fund (cost $85,775,441)	85,775,441
Cash with custodian (interest bearing)	1,871
Restricted cash for open options (interest bearing)	150,000
Foreign currency (cost $26)	26
Accrued interest and dividends receivable	34,760,770
Unrealized appreciation on interest rate swaps	607,322
Prepaid expenses	85,462
Other assets	84,753

Total assets	4,134,405,523

LIABILITIES
Cash collateral for securities on loan	399,080,000
Payables:
Investments purchased	35,735,670
Affiliates:
Investment advisory fees	3,101,565
Financial accounting fees	35,344
Deferred compensation to Trustees	84,753
Trustee fees and officer compensation	2,540
Accounts payable and accrued liabilities	499,908

Total liabilities	438,539,780

PREFERRED SHARES

$25,000 liquidation value per share applicable to 43,200 shares, including dividends payable	1,080,853,711

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$2,615,012,032

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 154,514,000 shares issued and outstanding	$2,200,733,859
Undistributed net Investment income (loss)	(5,921,060)
Accumulated net realized gain (loss) on investments, written options, foreign currency transactions, and interest rate swaps	39,936,381
Net unrealized appreciation (depreciation) on investments, written options, foreign currency translations,and interest rate swaps	380,262,852

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$2,615,012,032

Net asset value per common share based on 154,514,000 shares issued and outstanding	$16.92

*	Including securities on loan with a value of $391,072,384.
See accompanying Notes to Financial Statements.

18	Strategic Total Return Fund ANNUAL REPORT	Statement of Assets and Liabilities

Statement of Operations

Year Ended October 31, 2007

INVESTMENT INCOME
Interest	$97,513,547
Dividends (net of foreign taxes withheld of $293,568)	73,967,913
Dividends from affiliates	1,201,461
Securities lending income	777,613

Total investment income	173,460,534

EXPENSES
Investment advisory fees	35,897,921
Financial accounting fees	406,251
Auction agent and rating agency fees	2,768,892
Printing and mailing fees	397,857
Audit and legal fees	213,430
Accounting fees	189,728
Registration fees	136,765
Trustees’ fees and officer compensation	101,035
Custodian fees	117,244
Transfer agent fees	33,124
Investor support services	145,385
Other	170,987

Total expenses	40,578,619
Less expense reductions	(100,277)

Net expenses	40,478,342

NET INVESTMENT INCOME(LOSS)	132,982,192

REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS
Net realized gain (loss) from:
Investments	132,614,714
Written options	(3,608,492)

Foreign currency transactions	511,288
Interest rate swaps	3,796,913

Change in net unrealized appreciation/depreciation on:
Investments	163,383,536
Foreign currency translations	60,298
Interest rate swaps	(4,101,678)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, FOREIGN CURRENCY AND INTEREST RATE SWAPS	292,656,579

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	425,638,771

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(49,014,744)
Capital gains	(8,462,889)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$368,161,138

See accompanying Notes to Financial Statements.

Statement of Operations	Strategic Total Return Fund ANNUAL REPORT	19

Statements of Changes in Net Assets

	Year Ended October 31,
	2007	2006

OPERATIONS
Net investment income (loss)	$132,982,192	$137,603,943
Net realized gain (loss) from investments, written options, foreign currency transactions and interest rate swaps	133,314,423	82,747,989
Change in net unrealized appreciation/depreciation on investments, written options, foreign currency translations and interest rate swaps	159,342,156	204,396,753
Distributions to preferred shareholders from:
Net investment income	(49,014,744)	(50,773,343)
Capital gains	(8,462,889)	—

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	368,161,138	373,975,342

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(156,383,628)	(118,970,833)
Capital gains	(24,397,762)	(58,720,277)

Net decrease in net assets from distributions to common shareholders	(180,781,390)	(177,691,110)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets from capital share transactions	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	187,379,748	196,284,232

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of year	$2,427,632,284	$2,231,348,052

End of year	2,615,012,032	2,427,632,284

Undistributed net investment income (loss)	$(5,921,060)	$(851,765)
See accompanying Notes to Financial Statements.

20	Strategic Total Return Fund ANNUAL REPORT	Statement of Changes in Net Assets

Notes to Financial Statements
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Strategic Total Return Fund (the “Fund”) was organized as a Delaware statutory trust on December 31, 2003 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 26, 2004.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in common and preferred stocks and income producing securities such as investment grade and below investment grade debt securities.
Portfolio Valuation. Calamos Advisors LLC, the Fund’s investment adviser (“Calamos Advisors”), oversees the valuation of the Fund’s portfolio securities in accordance with policies and procedures on the valuation of securities adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter (“OTC”) market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking a NOCP, the last current reported sale price on NASDAQ at the time as of which a Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the OTC market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each OTC option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and OTC markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or OTC markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, including any thinly-traded security, below investment grade bond or synthetic convertible instrument, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, pursuant to guidelines adopted by the Board of Trustees and under the ultimate supervision of the Board of Trustees, if the value of a foreign security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

Notes to Financial Statements	Strategic Total Return Fund ANNUAL REPORT	21

Notes to Financial Statements
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.
Investment Transactions. Short-term and long-term investment transactions are recorded on a trade date basis as of October 31, 2007. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Recorded net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other expenses of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund in relation to the net assets of each fund or on another reasonable basis.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.

22	Strategic Total Return Fund ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB
Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and its impact on the financial statements has not yet been determined.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements, and their disclosures and its impact has not yet been determined.
NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF,” an affiliated fund and a series of Calamos Investments Trust), equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the year ended October 31, 2007, the total advisory fee waived pursuant to such agreement was $46,889 and is included in the statement of operations under the caption “Less expense reduction”.
Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage). Financial accounting services include, but are not limited to, the following: managing expenses and expenses payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Fund pays its pro rata share of the financial accounting services fee to Calamos Advisors based on the Fund’s respective managed assets and/or net assets used in calculating the fee.
The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fee and officer compensation” expenses on the Statement of Operations.

Notes to Financial Statements	Strategic Total Return Fund ANNUAL REPORT	23

Notes to Financial Statements
Included in the statement of operations under the caption “Less expense reduction” are expense offsets of $53,388, arising from credits on cash balances maintained on deposit with the Fund’s custodian.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $84,753 is included in “Other assets” on the Statement of Assets and Liabilities at October 31, 2007. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to Trustees” on the Statement of Assets and Liabilities at October 31, 2007.
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short-term investments, for the year ended October 31, 2007 were as follows:

Purchases	$1,694,495,392
Proceeds from sales	$1,885,251,237
The following information is presented on a Federal income tax basis as of October 31, 2007. Differences between the cost basis under U.S. generally accepted accounting principals and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for Federal income tax purposes at October 31, 2007 was as follows:

Gross basis of investments	$3,718,954,572

Gross unrealized appreciation	511,139,456
Gross unrealized depreciation	(131,378,709)

Net unrealized appreciation (depreciation)	$379,760,747

NOTE 4 – INCOME TAXES
For the year ended October 31, 2007, the Fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$—
Undistributed net investment income (loss)	67,346,885
Accumulated net realized gain/(loss) on investments, written options, foreign currency transactions and interest rate swaps	(67,346,885)
Distributions during the fiscal year ended October 31, 2006 and October 31, 2007 were characterized for Federal income tax purposes as follows:

	2007	2006

Distributions paid from:
Ordinary income	$205,423,749	$216,951,537
Long-term capital gains	32,860,651	15,065,115

24	Strategic Total Return Fund ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements
As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$845,208
Undistributed capital gains	34,032,862

Total undistributed earnings	34,878,070
Accumulated capital and other losses	—
Net unrealized gains/(losses)	380,328,231

Total accumulated earnings/(losses)	415,206,301
Other	(928,128)
Paid-in capital	2,200,733,859

Net assets applicable to common shareholders	$2,615,012,032

NOTE 5 – COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 154,514,000 shares outstanding at October 31, 2007. Calamos Advisors owned 18,101 of the outstanding shares at October 31, 2007. Transactions in common shares were as follows:

	For the Year Ended	For the Year Ended
	October 31, 2007	October 31, 2006

Beginning shares	154,514,000	154,514,000
Shares issued through reinvestment of distributions	—	—

Ending shares	154,514,000	154,514,000

NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at October 31, 2007.
NOTE 7 – PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 43,200 shares of Preferred Shares outstanding consist of seven series, 7,040 shares of M, 7,040 shares of TU, 7,040 shares of W, 7,040 shares of TH, 7,040 shares of F, 4,000 shares of A, and 4,000 shares of B. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven or twenty-eight days based on the results of an auction. Dividend rates ranged from 4.70% to 6.70% for the year ended October 31, 2007. Under the 1940 Act, the Fund may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.

Notes to Financial Statements	Strategic Total Return Fund ANNUAL REPORT	25

Notes to Financial Statements
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.
NOTE 8 – INTEREST RATE TRANSACTIONS
The Fund may engage in swaps primarily to manage duration and yield curve risk, or as alternatives to direct investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.
Premiums paid to or by the Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.
If the Fund is required to terminate any swap or cap early due to the Fund failing to maintain a required 200% asset coverage of the liquidation value of the outstanding Preferred Shares or the Fund loses its credit rating on its Preferred Shares, then the Fund could be required to make a termination payment, in additional to redeeming all or some of the Preferred Shares.
As of October 31, 2007, the Fund had outstanding swaps agreements as listed below.

					Unrealized
	Fixed Rate	Floating Rate	Termination	Notional	Appreciation/
Counterparty	(Fund Pays)	(Fund Receives)	Date	Amount	(Depreciation)

Citibank, N.A.	4.34% monthly	1 month LIBOR	6/4/2009	200,000,000	$607,322

NOTE 9 – WRITTEN OPTIONS TRANSACTIONS
The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. For the fiscal year ended October, 31, 2007, the Fund had the following transactions in options written:

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2006	—	$—
Options written	11,850	2,673,638
Options closed	(11,347)	(2,599,445)
Options expired	—	—
Options exercised	(503)	(74,193)

Options outstanding at October 31, 2007	—	$—

NOTE 10 – SECURITIES LENDING
For the fiscal year ended October 31, 2007, the Fund loaned one or more of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the

26	Strategic Total Return Fund ANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements
collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund the next day. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Fund lends securities. At October 31, 2007, the Fund had securities valued at $391,072,384 on loan to broker-dealers and banks and $399,080,000 in cash or cash equivalent collateral.
NOTE 11 – SYNTHETIC CONVERTIBLE SECURITIES
The Fund may establish a “synthetic” convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.

Notes to Financial Statements	Strategic Total Return Fund ANNUAL REPORT	27

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:

				March 26, 2004*
				through
	For the Year Ended October 31,			October 31,
	2007	2006	2005	2004
Net asset value, beginning of period	$15.71	$14.44	$14.23	$14.32 (a)
Income from investment operations:
Net investment income (loss)	0.86 **	0.89	0.93	0.51
Net realized and unrealized gain (loss) from investments, written options, foreign currency and interest rate swaps	1.89	1.86	0.48	(0.09)
Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.32)	(0.33)	(0.21)	(0.06)
Capital gains (common share equivalent basis)	(0.05)	—	—	—

Total from investment operations	2.38	2.42	1.20	0.36

Less distributions to common shareholders from:
Net investment income	(1.01)	(0.77)	(0.71)	(0.37)
Capital gains	(0.16)	(0.38)	(0.28)	—
Capital charge resulting from issuance of common and preferred shares	—	—	—	(0.08)
Net asset value, end of period	$16.92	$15.71	$14.44	$14.23
Market value, end of period	$14.70	$14.91	$13.71	$13.34
Total investment return based on(b):
Net asset value	16.33%	18.03%	8.95%	2.10%
Market value	6.49%	17.99%	10.35%	(8.59)%
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$2,615,012	$2,427,632	$2,231,348	$2,199,229
Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$1,080,000	$1,080,000	$1,080,000	$1,080,000
Ratios to average net assets applicable to common shareholders:
Net expenses(c)(d)	1.61%	1.66%	1.67%	1.61%
Gross expenses	1.62%	1.66%	—	—
Net investment income (loss)(c)(d)	5.30%	5.92%	6.25%	6.27%
Preferred share distributions from net investment income(c)	1.95%	2.18%	1.40%	0.67%
Net investment income (loss), net of preferred share distributions from net investment income(c)	3.35%	3.74%	4.85%	5.60%
Portfolio turnover rate	48%	48%	71%	11%
Average commission rate paid	$0.0283	$0.0342	$0.0381	$0.0197
Asset coverage per preferred share, at end of period(e)	$85,552	$81,216	$76,667	$75,916

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Total investment return is calculated assuming a purchase of common shares on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)	Annualized for periods less than one year.

(d)	Does not reflect the effect of dividend payments to the shareholders of Preferred Shares.

(e)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

28	Strategic Total Return Fund ANNUAL REPORT	Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of CALAMOS Strategic Total Return Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Strategic Total Return Fund (the “Fund”) as of October 31, 2007, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended and for the period from March 26, 2004 (commencement of operations) through October 31, 2004. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the three years then ended and for the period from March 26, 2004 (commencement of operations) through October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.
Chicago, Illinois
December 14, 2007

Report of independent Registered Public Accounting Firm	Strategic Total Return Fund ANNUAL REPORT	29

Trustee Approval of Management Agreement (unaudited)
The Board of Trustees of the Fund oversees the Fund’s management, and, as required by law, determines annually whether to continue the Fund’s management agreement with Calamos Advisors under which Calamos Advisors serves as the investment manager and administrator for the Fund. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with Calamos Advisors.
In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by Calamos Advisors in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of Calamos Advisors, they met separately in executive session with their counsel.
At a meeting on June 22, 2007, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Fund and Calamos Advisors were fair and reasonable in light of the nature, extent and quality of the services provided by Calamos Advisors and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved continuation of the management agreement through July 31, 2008, subject to possible earlier termination as provided in the agreement.
In considering the continuation of the management agreement, the Trustees reviewed various factors that they determined were relevant, including the factors described below, none of which by itself was considered the sole factor in the Trustees’ determinations. However, the material factors and conclusions that formed the basis for the Trustees’ determinations to approve the continuation of the management agreement are discussed separately below.
Nature, Extent and Quality of Services
The Trustees reviewed the nature, extent and quality of Calamos Advisors’ services to the Fund, taking into account the Fund’s investment objective and strategy and their knowledge gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Fund. In addition, the Trustees reviewed Calamos Advisors’ resources and key personnel, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by Calamos Advisors, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, serving as the Fund’s administrator, monitoring adherence to the Fund’s investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders, overseeing the activities of other service providers, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. In addition, the Trustees considered compliance reports from the Fund’s Chief Compliance Officer.
The Trustees concluded that the nature, quality and extent of the services provided or to be provided to the Fund by Calamos Advisors were appropriate and consistent with the terms of the management agreement and that the Fund was likely to benefit from the continued provision of those services.
Performance of the Fund
The Trustees considered the Fund’s performance results over various time periods. They reviewed information comparing the performance of the Fund with the performance of a universe of comparable funds identified by Lipper Inc., an independent provider of investment company data, and with the Fund’s benchmark. The Trustees discussed Fund performance with representatives of Calamos Advisors, who provided additional information with regard to certain aspects of the Lipper materials.

30	Strategic Total Return Fund ANNUAL REPORT	Trustee Approval of Management Agreement

Trustee Approval of Management Agreement (unaudited)
The Trustees noted that the Fund’s total return compared favorably with the corresponding performance universe, placing it in the second quintile for each of the one-, two- and three-year periods. The Trustees concluded that, although past performance is not necessarily indicative of future results, the favorable performance record of the Fund was an important factor in the Trustees’ evaluation of the quality of services provided by Calamos Advisors under the management agreement.
Costs of Services and Profits Realized by Calamos Advisors
The Trustees examined information regarding the Fund’s fees and expenses in comparison to corresponding information for comparable funds as provided by Lipper. Also, the Trustees reviewed information on fees and expenses for additional funds identified by Calamos Advisors. The Trustees noted that, although the Fund’s contractual rate of management fees, actual management fees and overall expense ratio were higher than the peer group medians, each of those data points appeared reasonable in light of the other factors considered by the Trustees.
The Trustees also reviewed the rates of management fees charged by Calamos Advisors to its separate accounts and to its subadvised funds (for which Calamos Advisors provides portfolio management services only). Although in most instances its sub-advisory fees, and in many instances its separate account fees, for various comparable investment strategies are lower than the management fees charged to the Fund, the Trustees noted that Calamos Advisors performs significant additional services for the Fund that it does not provide to those other clients. Those services include administrative services, oversight of the Fund’s other service providers, trustee support, regulatory compliance and numerous other services. The Trustees also considered that, in serving the Fund, Calamos Advisors assumes many risks that it does not assume in servicing its other clients.
The Trustees considered the methodology used by Calamos Advisors in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.
The Trustees reviewed information on the profitability of Calamos Advisors in serving as the Fund’s investment manager and of Calamos Advisors and its affiliates in all of their relationships with the Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Fund and other business units. Data was provided to the Trustees with respect to profitability, both on a pre- and post-marketing cost basis. The Trustees also reviewed the annual report of Calamos Advisors’ parent company and discussed its corporate structure. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the particular manager’s organizational structure, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the profitability of Calamos Advisors with respect to the Fund in relation to the services rendered was not unreasonable.
The Trustees concluded that the management fees payable by the Fund to Calamos Advisors were reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies and the fees Calamos Advisors charges to other clients. The Trustees also concluded that the Fund’s overall expense ratio was reasonable in light of the quality and extent of services provided by Calamos Advisors, the size of the Fund and the Fund’s investment performance.
Economies of Scale
In reviewing the Fund’s fees and expenses, the Trustees examined the potential benefits of economies of scale and whether any economies of scale should be reflected in the Fund’s fee structure. They noted that the Fund has had a relatively stable asset base since commencement of operation and that there do not appear to have been any significant economies of scale realized since that time.

Trustee Approval of Management Agreement	Strategic Total Return Fund ANNUAL REPORT	31

Trustee Approval of Management Agreement (unaudited)
Other Benefits to Calamos Advisors
The Trustees also considered benefits that accrue to Calamos Advisors and its affiliates from their relationship with the Fund. The Trustees concluded that, other than the services to be provided by Calamos Advisors and its affiliates pursuant to their agreements with the Fund and the fees payable by the Fund therefor, the Fund and Calamos Advisors may potentially benefit from their relationship with each other in other ways. The Trustees also considered Calamos Advisors’ use of commissions paid by the Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other clients of Calamos Advisors. The Trustees concluded, based on reports from the Fund’s Chief Compliance Officer, that Calamos Advisors’ use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.
After full consideration of the above factors as well as other factors that were instructive in considering the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement with Calamos Advisors was in the best interest of the Fund and its shareholders.

32	Strategic Total Return Fund ANNUAL REPORT	Trustee Approval of Management Agreement

Tax Information (unaudited)
We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.
Under Section 852(b)(3)(c) of the Code, the Fund hereby designates $32,860,651 as capital gain dividends for the fiscal year ended October 31, 2007.
Under Section 854(b)(2) of the Code, the Fund hereby designates $57,397,832, or the maximum amount allowable under the Code, as qualified dividends for the fiscal year ended October 31, 2007.
Under Section 854(b)(2) of the Code, the Fund hereby designates 26.19% of the ordinary income dividends as income qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2007.

Tax Information	Strategic Total Return Fund ANNUAL REPORT	33

Trustees & Officers (unaudited)
The management of the Trust+, including general supervision of the duties performed for the Fund under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 72 years.
The following table sets forth each trustee’s name, age at October 31, 2007, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each trustee oversees each Fund of the Trust.

		Portfolios
		in Fund Complex^	Principal Occupation(s)
Name and Age	Position(s) with Trust	Overseen	and Other Directorships

Trustees who are interested persons of the Trust:

John P. Calamos, Sr., 67*	Trustee and President (since 2003)	19	Chairman, CEO, and Co-Chief Investment Officer Calamos Asset Management, Inc. (“CAM”), Calamos Holdings LLC (“CHLLC”) and Calamos Advisors LLC and its predecessor (“Calamos Advisors”), and President and Co-Chief Investment Officer, Calamos Financial Services LLC and its predecessor (“CFS”); Director, CAM

Trustees who are not interested persons of the Trust:

Joe F. Hanauer, 70	Trustee (since 2003)	19	Private investor; Director, MAF Bancorp (bank holding company); Chairman and Director, Move, Inc., (internet provider of real estate information and products); Director, Combined Investments, L.P. (investment management)

Weston W. Marsh, 57	Trustee (since 2003)	19	Of Counsel and prior thereto, Partner, Freeborn & Peters (law firm)

John E. Neal, 57	Trustee (since 2003)	19	Private investor; Managing Director, Banc One Capital Markets, Inc. (investment banking) (2000-2004); Director, Focused Health Services (private disease management company), Equity Residential (publicly-owned REIT), Ranir LLC (oral products company) and CBA Commercial (commercial mortgage securitization company); Partner, Private Perfumery LLC (private label perfume company) and Linden LLC (health care private equity)

William R. Rybak, 56	Trustee (since 2003)	19	Private investor; formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer Arnett, Inc. (investment services firm) and PrivateBancorp, Inc. (bank holding company); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**

Stephen B. Timbers, 63	Trustee (since 2004); Lead Independent Trustee (since 2005)	19	Private investor; formerly Vice Chairman, Northern Trust Corporation (bank holding company); formerly President and Chief Executive Officer, Northern Trust Investments, N.A. (investment manager); formerly President, Northern Trust Global Investments, a division of Northern Trust Corporation and Executive Vice President, The Northern Trust Corporation; Director, Northern Trust Securities, Inc.

David D. Tripple, 63	Trustee (since 2006)	19	Private investor; Trustee, Century Shares Trust and Century Small Cap Select Fund***

+	The trust is defined as the Calamos Strategic Total Return Fund.

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and affiliate of Calamos Advisors and Calamos Financial Services LLC.

**	Overseeing 94 portfolios in fund complex

***	Overseeing 2 portfolios in fund complex

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund and CALAMOS Global Dynamic Income Fund.
The address of each trustee is 2020 Calamos Court, Naperville, IL 60563.

34	Strategic Total Return Fund ANNUAL REPORT	Trustees & Officers

Trustees & Officers (unaudited)
Officers. The preceding table gives information about John P. Calamos, Sr., who is president of the Trust. The following table sets forth each other officer’s name, age at October 31, 2007, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

Principal Occupation(s)
Name and Age	Position(s) with Trust	During Past 5 Years

Nimish S. Bhatt, 44	Treasurer (since 2003)	Senior Vice President and Director of Operations, CAM, CHLLC, Calamos Advisors and CFS (since 2004); Senior Vice President, Alternative Investments and Tax Services, The BISYS Group, Inc., prior thereto

Nick P. Calamos, 46	Vice President (since 2003)	Senior Executive Vice President and Co-Chief Investment Officer, CAM, CHLLC, Calamos Advisors and CFS

Patrick H. Dudasik, 52	Vice President (since 2003)	Executive Vice President, Chief Financial Officer and Treasurer, CAM and CHLLC (since 2004), Calamos Advisors and CFS (since 2001); Chief Operating Officer, CAM, CHLLC, Calamos Advisors and CFS (since 2007); Administrative Officer, CAM and CHLLC (2004-2005), Calamos Advisors and CFS (2001-2005)

Mark Mickey, 56	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005) and Chief Compliance Officer, Calamos Advisors (2005-2006); Director of Risk Assessment and Internal Audit, Calamos Advisors (2003-2005); President, Mark Mickey Consulting (2002-2003)
The address of each officer is 2020 Calamos Court, Naperville, IL 60563.
Proxy Voting Policies. A description of the CALAMOS Proxy Voting Policies and Procedures is available by calling 800-582-6959, by visiting its website at www.calamos.com or by writing CALAMOS at: CALAMOS INVESTMENTS, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the SEC’s website at www.sec.gov.

Trustees & Officers	Strategic Total Return Fund ANNUAL REPORT	35

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About Closed-End Funds
What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.
Potential Advantages of Closed-End Fund Investing
•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•	Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•	No Minimum Investment Requirements
OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

About Closed-End Funds	Strategic Total Return Fund ANNUAL REPORT	37

Leverage
Using Leverage to Enhance Total Return
Closed-end funds can use leverage which utilizes borrowed money in an attempt to increase the return on invested capital. The Fund invests the borrowed assets into securities, which we believe will provide a greater total return to investors than the cost of the borrowing.
Highlights on Leverage
•	Leveraging the portfolio allows the investment team to potentially enhance the income and total returns of the Fund.

•	In a rising-rate environment, the cost of leverage typically increases. To protect against increases, the investment team has locked in the cost of leverage for a longer term. In leveraged closed-end funds that invest in interest-rate sensitive securities (high-quality traditional fixed income), rising rates can negatively impact a fund in two ways: increasing the cost of leverage and decreasing the value of securities.

•	This portfolio does not have notable sensitivity to rising interest rates. Much of the cost of leverage has been locked in, and the portfolio seeks to invest in securities that should be more economically sensitive and less interest rate-sensitive.
Managing the Interest Rate Risk of Leverage
In general, leverage can expose a closed-end fund to the risk of fluctuations in short-term interest rates. As we discussed in the Investment Team Interview, Calamos Advisors has taken steps to mitigate some of this risk to our shareholders. Specifically, we hedged the Fund’s preferred shares (used these shares as principal) to enter into interest rate swap agreements. In its simplest form, an interest rate swap involves two parties agreeing to exchange or “swap” one set of cash flows for another set. In essence, the agreement allows a party that desires to avoid a variable rate (the Fund) to pay a fixed rate to a party that desires variability.
Under these agreements, the Fund pays a potentially higher rate for borrowing initially, but that rate is fixed for a period of three to five years, thereby potentially reducing the interest costs that the Fund would otherwise pay over the period based on a floating or variable rate.

38	Strategic Total Return Fund ANNUAL REPORT	Leverage

Level Rate Distribution Policy
Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.
We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.
Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.
Automatic Dividend Reinvestment Plan
Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.
Potential Benefits
•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.
For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/csq.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.
We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	Strategic Total Return Fund ANNUAL REPORT	39

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Investment Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

40	Strategic Total Return Fund ANNUAL REPORT	The Calamos Investments Advantage

Calamos Closed-End Funds
Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.
Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 10/31/07	Fund Profile
Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Defensive Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Defensive Global Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.
Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

Calmos Closed-End Funds	Strategic Total Return Fund ANNUAL REPORT	41

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12 month period ended June 30, 2007 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visit ing the SEC website at http://www.sec.gov. The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtain ed by calling 800.732.0330. On July 18, 2007, the Fund submitted a CEO annual certification to the NYSE on which the Fund’s chief executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s corporate governance listing standards. In addition, the Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other t hings, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting. FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE 800.432.8224 TO OBTAIN INFORMATION 800.582.6959 VISIT OUR WEB SITE www.calamos.com INVESTMENT ADVISER Calamos Advisors LLC 2020 Calamos Court Naperville, IL 60563-2787 FUND ACCOUNTING AGENT State Street Bank and Trust Company 225 Franklin Street Boston, MA 02111 CUSTODIAN AND TRANSFER AGENT The Bank of New York P.O. Box 11258 Church Street Station New York, NY 10286 800.524.4458 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Deloitte & Touche LLP Chicago, IL LEGAL COUNSEL Bell, Boyd & Lloyd LLP Chicago, IL © 2007 Calamos Holdings LLC. All Rights Reserved. Calamos ®, Calamos Investments ®, Investment strategies for your serious money TM and the Calamos ® logo are registered trademarks of Calamos Holdings LLC. CSQANR 1946 2007 2020 Calamos Court Naperville, IL 60563-2787 800.582.6959 www.calamos.com

ITEM 2. CODE OF ETHICS.
(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No response required.
(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.
(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR Item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
a) Audit Fee — $54,623 and $62,738 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.
(b) Audit-Related Fees — $64,270 and $56,831 are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.
(c) Tax Fees — $9,296 and $10,223 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, and tax planning.
(d) All Other Fees — $0 and $0 are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.
(e)(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants;

provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
     The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.
(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)-(d) of this Item were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) $73,566 and $71,895 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $0 and $0 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control with the adviser.
(h) No disclosures are required by this Item 4(h).
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are Joe F. Hanauer, Weston W. Marsh, John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment adviser, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1) As of October 31, 2007, the registrant is lead by a team of investment professionals. The Co-Chief Investment Officers and senior strategy analysts are responsible for the day-to-day management of the registrant’s portfolio:
During the past five years, John P. Calamos, Sr. has been President and Trustee of the Fund and chairman, CEO and Co-CIO of the Fund’s investment adviser, Calamos Advisors LLC and its predecessor company (“Calamos Advisors”). Nick P. Calamos has been Vice President and Trustee of the Fund (through June 2006) and Senior Executive Vice President and Co-CIO of Calamos Advisors and its predecessor company. John P. Calamos, Jr., Executive Vice President of Calamos Advisors, joined the firm in 1985 and has held various senior investment positions since that time. John Hillenbrand joined Calamos Advisors in 2002 and has been a senior strategy analyst since August 2002. Steve Klouda joined Calamos Advisors in 1994 and has been a senior strategy analyst since July 2002. Jeff Scudieri joined Calamos Advisors in 1997 and has been a senior strategy analyst since September 2002. Jon Vacko joined Calamos Advisors in 2000 and has been a senior strategy analyst since July 2002.
(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2007

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

John P. Calamos	22	35,149,492,739	4	297,610,723	22,371	11,308,779,683
Nick P. Calamos	22	35,149,492,739	4	297,610,723	22,371	11,308,779,683
John P. Calamos, Jr.	20	34,678,281,091	4	297,610,723	22,371	11,308,779,683
John Hillenbrand	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683
Steve Klouda	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683
Jeff Scudieri	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683
Jon Vacko	19	33,129,883,529	3	242,155,204	22,371	11,308,779,683

NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2007

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets

John P. Calamos	1	565,845,779	2	148,730,762	0	—
Nick P. Calamos	1	565,845,779	2	148,730,762	0	—
John P. Calamos, Jr.	1	565,845,779	2	148,730,762	0	—
John Hillenbrand	1	565,845,779	1	93,275,243	0	—
Steve Klouda	1	565,845,779	1	93,275,243	0	—
Jeff Scudieri	1	565,845,779	1	93,275,243	0	—
Jon Vacko	1	565,845,779	1	93,275,243	0	—
The registrant’s portfolio managers are responsible for managing the registrant and other accounts, including separate accounts and unregistered funds.
Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.
The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) Calamos Advisors has developed and implemented a number of incentives that reward the professional staff to ensure that key employees are retained. Calamos Advisors’ senior management has established salary, short and long term incentive programs and benefit programs that we believe are competitive. Calamos Advisors’ incentive programs are based on investment performance, professional performance and an individual’s overall contribution. These goals and measures are established and reviewed on an annual basis during performance reviews. As of October 31, 2007, each portfolio manager receives compensation in the form of an annual base salary and a discretionary target bonus, each payable in cash. Their discretionary target bonus is set at a percentage of the respective base salary. The amounts paid to the portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by a third party analytical agency. The compensation structure does not differentiate between the Funds and other accounts managed by the portfolio managers, and is determined on an overall basis, taking into consideration the performance of the various strategies managed by the portfolio managers. Portfolio performance, as measured by risk-adjusted portfolio performance, is utilized to determine the discretionary target bonus, as well as overall performance of Calamos Advisors. Portfolio managers are eligible to receive annual non-equity awards under a long term incentive compensation program, set at a percentage of the respective base salary.
(a)(4) As of October 31, 2007, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

PORTFOLIO MANAGER	REGISTRANT
John P. Calamos, Sr.	over $1,000,000
Nick P. Calamos	over $1,000,000
John P. Calamos, Jr.	none
John Hillenbrand	none
Steve Klouda	none
Jeff Scudieri	none
Jon Vacko	none
(b) Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.
a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Code of Ethics
(a)(2)(i) Certification of Principal Executive Officer.
(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 27, 2007

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 27, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: December 27, 2007

By:	/s/ Nimish S. Bhatt
Name: Nimish S. Bhatt
Title: Principal Financial Officer
Date: December 27, 2007